UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: November 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

NOVEMBER 30, 2006

Western Asset Managed Municipals Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Managed Municipals Fund Inc.

Semi-Annual Report  •  November 30, 2006

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The US economy took a step backwards and growth slowed during the 12 month reporting period. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June—when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the six months ended November 30, 2006, two-year Treasury yields fell from 5.04% to 4.62%. Over the same period, 10-year Treasury yields declined from 5.12% to 4.46%.

Looking at the municipal market, it lagged its taxable bond counterparts over the six months ended November 30, 2006. Over that period, the Lehman Brothers Municipal

Western Asset Managed Municipals Fund Inc.         I

Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv, returned 4.53% and 5.93%, respectively.

Performance Review

For the six months ended November 30, 2006, Western Asset Managed Municipals Fund Inc. returned 4.76% based on its net asset value (“NAV”)vi and 5.19% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 4.53%, for the same time frame. The Lipper General Municipal Debt Funds—Leveraged Closed-End Funds Category Averagevii increased 6.25%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $ 0.2760 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2006 (unaudited)

Price Per Share	6-Month Total Return
$12.22 (NAV)	4.76%

$11.07 (Market Price)	5.19%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Special Shareholder Notice

Prior to October 9, 2006, the Fund was known as Managed Municipals Portfolio Inc.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of the

II         Western Asset Managed Municipals Fund Inc.

Fund. Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

Western Asset Managed Municipals Fund Inc.         III

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments decline. Please note that derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses, as stated in the prospectus. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 57 funds in the Fund’s Lipper category.

IV         Western Asset Managed Municipals Fund Inc.

Fund at a Glance (unaudited)

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (November 30, 2006) (unaudited)

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.5%
Alabama — 3.4%
$24,510,000	AAA	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Series A, FGIC-Insured, Call 2/1/09 @ 101, 5.375% due 2/1/36 (a)(b)	$25,687,705

Arizona — 2.7%
		Arizona State University, COP, Project 2002, MBIA-Insured:
1,500,000	AAA	5.100% due 7/1/24	1,598,610
1,000,000	AAA	5.125% due 7/1/26	1,066,980
5,000,000	AAA	Downtown Phoenix Hotel Corp., Subordinated Series B, FGIC-Insured, 5.000% due 7/1/36	5,341,800
3,705,000	AAA	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, Series 1, MBIA-Insured, 5.000% due 8/1/19	4,058,235
4,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (a)	4,274,160
3,000,000	AAA	Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, Series B, FGIC-Insured, 5.250% due 7/1/22 (c)	3,187,110
1,000,000	AA+	Phoenix, AZ, GO, Series B, 5.000% due 7/1/27	1,059,720

		Total Arizona	20,586,615

California —11.1%
7,040,000	Ba1(d)	California EFA, Revenue, Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (a)	7,196,288
		California Health Facilities Finance Authority Revenue:
6,000,000	A3(d)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101, 6.250% due 12/1/34 (a)	6,520,260
1,000,000	AA-	Sutter Health, Series A, 6.250% due 8/15/35	1,104,000
5,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25 (e)	5,729,000
5,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	5,359,700
		California State, GO:
5,000,000	A+	Various Purpose, 5.000% due 9/1/31	5,362,200
10,000,000	AA-	Veteran, Series CC, 4.600% due 12/1/40	10,132,300
7,375,000	AAA	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC-Insured, 5.000% due 10/1/29	7,829,226
6,000,000	BBB	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, Series 2003-A-1, 6.750% due 6/1/39	6,923,700
7,000,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, Call 11/1/10 @ 100, 5.250% due 11/1/33 (a)	7,409,220
3,340,000	AAA	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA-Insured, 5.125% due 9/1/30	3,512,311
		Sacramento County, CA, COP:
1,605,000	AAA	Prerefunded, Public Facilities Project, MBIA-Insured, Call 2/1/07 @ 102, 5.375% due 2/1/19 (a)	1,641,738

See Notes to Financial Statements.

2         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

California —11.1% (continued)
$1,145,000	AAA	Unrefunded Balance, Public Facilities Project, MBIA-Insured, 5.375% due 2/1/19	$1,171,003
5,000,000	AAA	San Diego, CA, USD GO, Series E, FSA-Insured, 5.000% due 7/1/28	5,406,300
3,000,000	AAA	San Jose, CA, Airport Revenue, Series D, MBIA-Insured, 5.000% due 3/1/28	3,196,470
3,000,000	AAA	San Mateo County Community College District, COP, MBIA-Insured, Call 10/1/14 @ 100, 5.000% due 10/1/25 (a)	3,311,940
2,500,000	AAA	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA-Insured, 5.000% due 6/1/23	2,666,650

		Total California	84,472,306

Colorado — 7.6%
1,000,000	NR	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.400% due 11/1/19 (a)	1,049,480
4,000,000	AAA	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC-Insured, Call 3/1/11@ 100, 5.375% due 3/1/23 (a)	4,285,622
		Colorado Health Facilities Authority Revenue:
5,000,000	A+	Refunding Adventist Health, Sunbelt, Series D, 5.250% due 11/15/35	5,355,850
4,000,000	AAA	Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (e)	4,282,720
		Denver, CO, City & County Airport Revenue, Series C:
10,945,000	A+	6.125% due 11/15/25 (c)(e)	13,681,360
13,630,000	A+	Unrefunded Balance, 6.125% due 11/15/25 (c)	13,736,314
2,000,000	AAA	Denver, CO, City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	2,164,340
1,700,000	AAA	El Paso County, CO, COP, Detention Facility Project, Series B, AMBAC-Insured, 5.000% due 12/1/23	1,803,666
		Garfield County, CO, GO, School District Number 2, FSA-Insured, State Aid Withholding:
2,300,000	Aaa(d)	5.000% due 12/1/23	2,440,254
1,000,000	Aaa(d)	5.000% due 12/1/25	1,058,790
7,320,000	AAA	University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC-Insured, 5.000% due 6/1/28	7,760,444

		Total Colorado	57,618,840

Connecticut — 1.0%
1,000,000	AAA	Connecticut State HEFA Revenue, Child Care Facilities Project, Series C, AMBAC-Insured, 5.625% due 7/1/29	1,063,720
		Connecticut State, GO, Series B:
1,600,000	AA	5.000% due 6/15/22	1,694,080
4,490,000	AA	Call 6/15/12 @ 100, 5.500% due 6/15/21 (a)	4,937,743

		Total Connecticut	7,695,543

Delaware — 1.4%
10,000,000	AAA	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, Series B, AMBAC-Insured, 5.200% due 2/1/19	10,721,900

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Florida — 3.0%
		Florida State Board of Education, Capital Outlay, GO, Public Education:
$5,000,000	AAA	Refunding, Series B, FSA-Insured, 5.000% due 6/1/24	$5,287,700
3,000,000	AAA	Series A, Call 6/1/10 @ 101, 5.125% due 6/1/21 (a)	3,184,350
1,465,000	AAA	Florida State Department of Transportation, GO, Right of Way Project, FGIC-Insured, 5.000% due 7/1/25	1,555,273
6,500,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (c)	6,519,240
1,290,000	AAA	Miami Beach, FL, Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30	1,373,644
2,000,000	Aaa(d)	Orange County, FL, School Board, COP, Series A, MBIA-Insured, Call 8/1/09 @ 101, 5.250% due 8/1/23 (a)	2,106,680
2,500,000	Aaa(d)	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC-Insured, 5.000% due 7/1/20	2,606,100

		Total Florida	22,632,987

Georgia — 1.9%
6,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	6,393,720
		Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	Baa2(d)	Call 10/1/11 @ 102, 5.750% due 10/1/21 (a)	2,423,397
		Refunding, Series A:
2,000,000	Baa2(d)	5.250% due 10/1/25	2,060,060
1,000,000	Baa2(d)	5.375% due 10/1/29	1,033,580
2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (a)	2,205,380

		Total Georgia	14,116,137

Hawaii — 0.5%
4,000,000	AAA	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14 (e)	4,160,280

Illinois — 4.0%
4,095,000	AAA	Chicago, IL, Refunding GO, Series D, FGIC-Insured, 5.500% due 1/1/35	4,340,004
7,400,000	AAA	Chicago, IL, Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (a)	8,015,384
8,000,000	A	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/29 (a)	8,661,440
4,000,000	AAA	Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Priority, Series A-1, FSA-Insured, 5.000% due 1/1/22	4,348,560
5,000,000	AAA	Illinois State, GO, First Series, MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (a)	5,344,400

		Total Illinois	30,709,788

See Notes to Financial Statements.

4         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 0.4%
$3,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	$3,227,700

Iowa — 0.9%
		Iowa Finance Authority Single Family Mortgage Revenue, Series I, GNMA/FNMA-Insured:
2,500,000	AAA	4.900% due 7/1/31	2,566,050
4,275,000	AAA	4.950% due 7/1/37	4,388,330

		Total Iowa	6,954,380

Kansas — 1.4%
5,000,000	AA	Johnson County, KS, GO, USD Number 229, Refunding, Series B, 5.000% due 10/1/18	5,457,650
1,250,000	AAA	Scott County, KS, GO, Refunding, USD Number 446, FGIC-Insured, Call 9/1/12 @ 100, 5.000% due 9/1/22 (a)	1,344,638
3,000,000	AAA	Wyandotte County, Kansas City, KS, Unified Government Utilities Systems Revenue, Refunding, Series 2004, AMBAC-Insured, 5.650% due 9/1/17	3,505,560

		Total Kansas	10,307,848

Maine — 0.2%
1,770,000	AA+	Maine State Housing Authority Mortgage Revenue, Series C, 5.300% due 11/15/23	1,824,976

Maryland — 1.3%
		Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, Series A, FGIC-Insured:
2,500,000	AAA	5.125% due 7/1/32	2,668,750
3,385,000	AAA	5.200% due 7/1/32	3,643,749
3,075,000	AA-	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26	3,252,120

		Total Maryland	9,564,619

Massachusetts — 4.3%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
2,430,000	AAA	5.500% due 7/1/30 (a)(f)	2,590,963
570,000	AAA	Refunded Balance, 5.500% due 7/1/30 (a)	607,757
1,125,000	Aaa(d)	Massachusetts DFA Revenue, Merrimack College Issue, MBIA-Insured, 5.200% due 7/1/32	1,212,176
1,850,000	AAA	Massachusetts HEFA Revenue, University of Massachusetts Issue, Series C, FGIC-Insured, 5.125% due 10/1/27	1,975,856
5,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (a)	5,350,950
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
10,950,000	AA	5.250% due 11/1/30 (a)	11,884,911
6,050,000	AA	Refunded Balance, 5.250% due 11/1/30 (a)	6,566,549

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Massachusetts — 4.3% (continued)
$2,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Refunding, Senior Series 2004-1, AMBAC-Insured, Call 11/1/14 @ 100, 5.250% due 11/1/25 (a)	$2,229,600

		Total Massachusetts	32,418,762

Michigan — 2.2%
5,000,000	AA	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/30 (a)	5,336,500
		Michigan State, COP, AMBAC-Insured, Call 6/1/10 @ 100:
2,345,000	AAA	5.500% due 6/1/19 (a)(f)	2,496,979
6,000,000	AAA	5.500% due 6/1/27 (a)	6,388,860
2,500,000	AA-	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, Series C, 5.375% due 12/1/23	2,706,350

		Total Michigan	16,928,689

Minnesota — 2.8%
5,000,000	AA	City of Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, 5.000% due 11/15/36	5,321,100
1,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,572,480
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
2,000,000	AAA	Series A, FGIC-Insured, 5.125% due 1/1/25	2,078,500
4,000,000	AAA	Subordinated Series C, FGIC-Insured, 5.250% due 1/1/26	4,229,160
7,000,000	A-	Minneapolis, MN, Healthcare System Revenue, Allina Health System, Series A, 6.000% due 11/15/23	7,773,080
405,000	AA+	Minnesota State Housing Financing Agency, Single-Family Mortgage, Series I, 5.500% due 1/1/17	413,724

		Total Minnesota	21,388,044

Mississippi — 0.6%
4,000,000	AAA	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, Series A, AMBAC-Insured, 5.625% due 7/1/31	4,875,280

Missouri — 3.4%
1,500,000	AAA	Greene County, MO, Reorganized School District Number 8, GO, Missouri State Aid Direct Deposit Program, FSA-Insured, 5.100% due 3/1/22	1,601,310
21,000,000	Aaa(d)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, Series B, 5.000% due 1/1/24 (b)	22,544,130
2,000,000	AAA	St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, 5.125% due 7/1/22	2,114,500

		Total Missouri	26,259,940

See Notes to Financial Statements.

6         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Montana — 1.3%
$9,975,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)	$9,986,072

New Jersey — 3.3%
1,000,000	AA-	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (a)	1,081,390
		New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	AAA	Englewood Hospital, FHA/MBIA-Insured, 5.000% due 8/1/23	4,091,302
8,000,000	A-	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,569,280
3,125,000	BBB	New Jersey State EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,253,187
2,395,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30 (a)	2,562,770
1,350,000	A	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,409,522
3,700,000	BBB	Tobacco Settlement Financing Corp., NJ, Asset-Backed Bonds, 5.750% due 6/1/32	3,969,138

		Total New Jersey	24,936,589

New Mexico — 0.1%
610,000	AAA	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, Series D-3, 5.625% due 9/1/28 (f)	611,964

New York — 7.0%
		Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102:
2,000,000	AAA	5.500% due 8/1/19 (a)	2,137,500
3,000,000	AAA	5.750% due 8/1/29 (a)	3,225,120
5,100,000	AAA	New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, Series A, FGIC-Insured, 5.000% due 7/1/25	5,489,895
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D:
6,000,000	AA+	5.250% due 6/15/25	6,461,220
24,320,000	AA+	5.000% due 6/15/38 (b)	25,971,814
		New York State Dormitory Authority Revenue:
5,000,000	AAA	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (a)	5,372,850
1,000,000	AAA	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,080,670
3,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Transportation Fund, Series B-1, FGIC-Insured, Call 4/1/10 @ 101, 5.400% due 4/1/17 (a)	3,207,780

		Total New York	52,946,849

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         7

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

North Carolina — 1.4%
$1,750,000	AA+	Charlotte, NC, COP, Governmental Facilities Projects, Series G, 5.000% due 6/1/28	$1,847,090
1,615,000	AAA	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC-Insured, 5.250% due 6/1/24	1,757,605
		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, Series A, AMBAC-Insured:
1,000,000	AAA	5.000% due 6/1/23	1,066,060
1,250,000	AAA	5.000% due 6/1/33	1,328,150
4,680,000	AA-	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	4,928,227

		Total North Carolina	10,927,132

Ohio — 10.4%
		Bexley, OH, City School District, GO:
3,850,000	Aa2(d)	Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	4,079,537
650,000	Aa2(d)	Unrefunded Balance, Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	688,753
2,000,000	AAA	Canton, OH, City School District, GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (a)	2,146,940
		Cincinnati, OH:
		City School District, COP, School Improvement Project, FSA-Insured:
3,895,000	AAA	5.000% due 12/15/27	4,204,107
1,500,000	AAA	5.000% due 12/15/28	1,616,460
1,300,000	AA+	Water Systems Revenue, 5.125% due 12/1/21	1,379,833
3,000,000	AAA	Cuyahoga County, OH, Hospital Revenue, University Hospitals Health System Inc., AMBAC-Insured, 5.500% due 1/15/30	3,133,650
1,000,000	Aaa(d)	Garfield Heights, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/15/22	1,069,570
		Hamilton County, OH:
2,000,000	AAA	Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series J, FGIC-Insured, 5.250% due 5/15/23	2,172,960
25,000,000	Aaa(d)	Sales Tax Revenue, Subordinated Series B, AMBAC-Insured, 5.250% due 12/1/32 (b)	26,386,750
7,500,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,958,475
5,990,000	AAA	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured, 5.375% due 11/15/29	6,262,964
3,025,000	Aaa(d)	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA-Insured, 5.125% due 12/1/19	3,203,656
1,375,000	AAA	Ohio State Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	1,487,984
1,805,000	AAA	Ohio State Revenue, Revitalization Project, Series A, AMBAC-Insured, 5.000% due 4/1/21	1,969,165

See Notes to Financial Statements.

8         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 10.4% (continued)
$2,500,000	AAA	Portage County, OH, GO, MBIA-Insured, 5.250% due 12/1/17 (a)	$2,590,950
1,500,000	A3(d)	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20	1,645,620
		Summit County, OH, GO, FGIC-Insured:
1,000,000	AAA	5.000% due 12/1/21	1,072,270
500,000	AAA	5.000% due 12/1/22	534,750
1,500,000	Aaa(d)	Trumbull County, OH, GO, MBIA-Insured, 5.200% due 12/1/20	1,626,630
2,000,000	AAA	University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured, 5.250% due 6/1/24	2,138,100
1,500,000	AAA	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC-Insured, 5.625% due 12/1/20 (f)	1,615,650

		Total Ohio	78,984,774

Oregon — 1.8%
3,210,000	AA-	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,498,354
4,895,000	AAA	Oregon State Department of Transportation, Highway User Tax Revenue, Series A, 5.125% due 11/15/23	5,258,650
4,880,000	AA-	Oregon State Veterans Welfare, GO, Series 82, 5.500% due 12/1/42	5,010,345

		Total Oregon	13,767,349

Pennsylvania — 5.0%
3,000,000	BBB+	Pennsylvania State Higher EFA Revenue, Widener University, 5.000% due 7/15/20	3,137,160
8,000,000	AAA	Pennsylvania State Turnpike Commission Revenue, Series A, AMBAC-Insured, 5.000% due 12/1/25	8,679,120
		State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA-Insured, State Aid Withholding:
18,745,000	AAA	5.250% due 6/1/26	20,295,024
5,540,000	AAA	5.250% due 6/1/27	6,004,751

		Total Pennsylvania	38,116,055

South Carolina — 5.1%
10,000,000	BBB+	Berkeley County, SC, PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	10,575,300
2,025,000	AAA	Berkeley County, SC, Water & Sewer Revenue, Series A, FSA-Insured, 5.000% due 6/1/23	2,180,115
15,000,000	AA-	Greenville County, SC, School District Installment Purchase, Refunding, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101, 5.500% due 12/1/28 (a)	16,661,250
		South Carolina Transportation Infrastructure Bank Revenue:
3,000,000	Aaa(d)	Refunding, Series A, AMBAC-Insured, 5.000% due 10/1/23	3,239,520
		Series A:
2,505,000	Aaa(d)	AMBAC-Insured, Call 10/1/11 @ 100, 5.125% due 10/1/31 (a)	2,681,753
3,000,000	AAA	MBIA-Insured, Call 10/1/09 @ 101, 5.500% due 10/1/30 (a)	3,187,770

		Total South Carolina	38,525,708

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         9

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Tennessee — 1.5%
$1,090,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	$1,122,144
6,420,000	AAA	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, Series A, AMBAC-Insured, 5.125% due 11/1/21	6,908,177
3,000,000	AA+	Tennessee State, GO, Series A, Call 3/1/10 @ 100, 5.250% due 3/1/17 (a)	3,158,340

		Total Tennessee	11,188,661

Texas — 2.7%
1,595,000	AAA	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24	1,598,142
12,000,000	CCC+	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (c)	12,354,480
1,000,000	AAA	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (e)	1,219,540
5,000,000	AA	State of Texas, GO, Transport Commission — Mobility Fund, 5.000% due 4/1/35	5,365,500

		Total Texas	20,537,662

Virginia — 3.3%
3,000,000	BBB	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,007,650
3,000,000	BBB	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Series A, Remarketed 11/8/02, 5.875% due 6/1/17	3,294,000
1,500,000	AAA	Fairfax County, VA, Water Authority Water Revenue, 5.000% due 4/1/26	1,609,080
10,000,000	AAA	Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub-Series H-1, MBIA-Insured, 5.350% due 7/1/31	10,476,900
7,000,000	BBB	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	7,130,760

		Total Virginia	25,518,390

Washington — 0.4%
3,000,000	AAA	State of Washington, GO, Series R-2006A, AMBAC-Insured, 5.000% due 7/1/20	3,252,060

West Virginia — 0.8%
		Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	AAA	Series B, 5.300% due 5/1/24	3,994,532
1,845,000	AAA	Series C, 5.350% due 11/1/27	1,920,424

		Total West Virginia	5,914,956

Wisconsin — 0.3%
		Wisconsin State HEFA Revenue:
1,100,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,147,861

See Notes to Financial Statements.

10         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Wisconsin — 0.3% (continued)
$1,250,000	AAA	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16	$1,276,588

		Total Wisconsin	2,424,449

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $697,979,273)	749,791,009

SHORT-TERM INVESTMENTS(g) — 1.5%
Massachusetts — 0.2%
1,400,000	A-1+	Massachusetts State HEFA, Partners Healthcare Systems, Series D-6, 3.670%, 12/1/06	1,400,000

Michigan — 0.2%
1,400,000	A-1+	University of Michigan Revenue, Refunding, Hospital, Series A-2, 3.570%, 12/1/06	1,400,000

New York — 0.2%
1,400,000	A-1+	New York City, NY, Series B2, Sub-Series B5, MBIA-Insured, SPA-Bank of Nova Scotia, 3.580%, 12/1/06	1,400,000

Nevada — 0.2%
1,600,000	VMIG1(d)	Las Vegas Valley, NV, Water District, Water Improvement, Series B, SPA-Dexia Credit Local, 3.750%, 12/1/06	1,600,000

Utah — 0.7%
5,900,000	A-1+	Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series D, 3.670%, 12/1/06	5,900,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $11,700,000)	11,700,000

		TOTAL INVESTMENTS — 100.0% (Cost — $709,679,273#)	$761,491,009

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, reverse repurchase agreements, foreign currency contracts, TBA’s, mortgage dollar rolls, short sales and securities traded on a when-issued basis.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Rating by Moody’s Investors Service.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         11

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDA	— Housing Development Authority
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement
USD	— Unified School District

Summary of Investments by Industry*

Pre-Refunded	24.9%
Hospitals	10.1
General Obligation	10.1
Water & Sewer	10.0
Transportation	8.5
Education	7.9
Miscellaneous	7.1
Housing: Single-Family	4.9
Escrowed to Maturity	3.8
Pollution Control	3.2
Utilities	2.7
Cogeneration Facilities	2.2
Tax Allocation	1.8
Tobacco	1.7
Public Facilities	0.7
Government Facilities	0.2
Housing: Multi-Family	0.2

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

12         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         13

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

14         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $709,679,273)	$761,491,009
Cash	22,416
Interest receivable	12,097,455
Prepaid expenses	37,205

Total Assets	773,648,085

LIABILITIES:
Payable for securities purchased	10,368,619
Payable to broker — variation margin on open futures contracts	556,875
Investment management fee payable	343,741
Directors’ fees payable	89,978
Distributions payable to Auction Rate Cumulative Preferred Stockholders	78,049
Distributions payable	398
Accrued expenses	127,853

Total Liabilities	11,565,513

Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each series) (Note 4)	250,000,000

Total Net Assets	$512,082,572

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	29,457
Accumulated net realized loss on investments and futures contracts	(49,186,743)
Net unrealized appreciation on investments and futures contracts	51,416,962

Total Net Assets	$512,082,572

Shares Outstanding	41,915,511

Net Asset Value	$12.22

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         15

Statement of Operations (For the six months ended November 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$18,853,558

EXPENSES:
Investment management fee (Note 2)	2,081,376
Auction participation fees (Note 4)	313,372
Directors’ fees	133,905
Legal fees	52,155
Transfer agent fees	37,560
Shareholder reports	32,208
Audit and tax	26,421
Stock exchange listing fees	21,120
Auction agent fees	20,055
Insurance	7,332
Rating agency fees	6,244
Custody fees	5,490
Miscellaneous expenses	4,875

Total Expenses	2,742,113

Net Investment Income	16,111,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	831,509
Futures contracts	(2,713,975)

Net Realized Loss	(1,882,466)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	14,227,512
Futures contracts	(1,564,422)

Change in Net Unrealized Appreciation/Depreciation	12,663,090

Net Gain on Investments and Futures Contracts	10,780,624

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(4,496,537)

Increase in Net Assets From Operations	$22,395,532

See Notes to Financial Statements.

16         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2006 (unaudited) and the year ended May 31, 2006

	November 30	May 31
OPERATIONS:
Net investment income	$16,111,445	$31,350,835
Net realized gain (loss)	(1,882,466)	20,353,600
Change in net unrealized appreciation/depreciation	12,663,090	(11,692,416)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,496,537)	(7,184,548)

Increase in Net Assets From Operations	22,395,532	32,827,471

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,568,681)	(23,137,362)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(11,568,681)	(23,137,362)

Increase in Net Assets	10,826,851	9,690,109
NET ASSETS:
Beginning of period	501,255,721	491,565,612

End of period*	$512,082,572	$501,255,721

* Includes undistributed (overdistributed) net investment income of:	$29,457	$(16,770)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         17

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2006(1)		2006	2005		2004	2003		2002
Net Asset Value, Beginning of Period	$11.96		$11.73	$11.73		$11.82	$11.69		$11.74

Income (Loss) From Operations:
Net investment income	0.38		0.75	0.72		0.74	0.76		0.60
Net realized and unrealized gain (loss)	0.27		0.20	0.03		(0.07)	0.10		0.02
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.11)		(0.17)	(0.10)		(0.06)	(0.07)		(0.00	)(2)

Total Income From Operations	0.54		0.78	0.65		0.61	0.79		0.62

Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	—		—	(0.00	)(2)	(0.07)

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.28)		(0.55)	(0.65)		(0.70)	(0.66)		(0.60)

Net Asset Value, End of Period	$12.22		$11.96	$11.73		$11.73	$11.82		$11.69

Market Price, End of Period	$11.07		$10.79	$10.72		$10.93	$10.99		$10.57

Total Return, Based on NAV(3)(4)	4.76%		7.29%	6.11	%(5)	5.63%	7.55%		5.33%

Total Return, Based on Market Price(4)	5.19%		5.91%	4.07%		5.86%	10.60%		4.79%

Net Assets, End of Period (000s)	$512,083		$501,256	$491,566		$491,756	$494,777		$489,000

Ratios to Average Net Assets Based on Common Shares Outstanding:(6)
Gross expenses	1.08	%(7)	1.14%	1.28%		1.37%	1.51%		1.01%
Net expenses	1.08	(7)	1.14 (8)	1.28		1.37	1.51		0.52	(8)
Net investment income	6.37	(7)	6.36	6.12		6.17	6.40		4.84

Portfolio Turnover Rate	15%		11%	7%		34%	28%		39%

Auction Rate Cumulative Preferred Stock:(9)
Total Amount Outstanding (000s)	$250,000		$250,000	$250,000		$250,000	$250,000		$250,000
Asset Coverage Per Share	76,265		75,126	74,157		74,250	74,478		74,000
Involuntary Liquidating Preference Per Share(10)	25,000		25,000	25,000		25,000	25,000		25,000
Average Market Value Per Share(10)	25,000		25,000	25,000		25,000	25,000		25,000

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Amount represents less than $0.01 per share.
(3)	The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund's dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
(6)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.
(9)	On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share, for Series M, Series T, Series W, Series Th and Series F.

(10)	Excludes accumulated undeclared dividends.

See Notes to Financial Statements.

18         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) (formerly known as Managed Municipals Portfolio Inc.) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock issue, and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s

20         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$122,929,827

Sales	108,444,675

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,180,452
Gross unrealized depreciation	(368,716)

Net unrealized appreciation	$51,811,736

At November 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bonds	810	3/07	$92,248,976	$92,643,750	$(394,774)

4.	Auction Rate Cumulative Preferred Stock

As of November 30, 2006, the Fund had 2,000 outstanding shares of Series M, Series T, Series W, Series Th and Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 3.280% to 4.010% during the six months ended November 30, 2006. At November 30, 2006, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	3.650%	3.610%	3.610%	3.600%	3.650%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended November 30, 2006, the Fund incurred auction participation fees of $313,372 for CGM’s services as the participating broker/dealer.

5.	Capital Loss Carryforward

As of May 31, 2006, the Fund had a net capital loss carryforward of $ 46,458,635 of which $10,357,070 expires in 2008, $10,369,607 expires in 2011, and $25,731,958 which expires in 2013. These amounts will be available to offset any future taxable capital gains.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to

22         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Fund.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24         Western Asset Managed Municipals Fund Inc. 2006 Semi-Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2006
6/21/05	6/24/05	10.63	11.69	0.046	10.74
7/26/05	7/29/05	10.77	11.75	0.046	10.88
8/23/05	8/26/05	10.74	11.76	0.046	10.87
9/27/05	9/30/05	10.60	11.71	0.046	10.78
10/25/05	10/28/05	10.66	11.69	0.046	10.75
11/21/05	11/25/05	10.46	11.65	0.046	10.65
12/27/05	12/30/05	10.44	11.65	0.046	10.59
1/24/06	1/27/06	10.76	11.72	0.046	10.88
2/21/06	2/24/06	10.76	11.78	0.046	10.84
3/28/06	3/31/06	10.86	11.86	0.046	10.97
4/25/06	4/28/06	10.95	11.89	0.046	11.00
5/23/06	5/26/06	10.67	11.93	0.046	10.78
Fiscal Year 2007
6/27/06	6/30/06	10.54	11.82	0.046	10.63
7/21/06	7/28/06	10.87	11.90	0.046	11.03
8/18/06	8/25/06	11.05	12.05	0.046	11.16
9/22/06	9/29/06	10.99	12.16	0.046	11.09
10/20/06	10/27/06	11.05	12.10	0.046	11.17
11/17/06	11/24/06	10.96	12.16	0.046	11.09

†	As of record date.

Western Asset Managed Municipals Fund Inc.         25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and after these changes.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

26         Western Asset Managed Municipals Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

Western Asset Managed Municipals Fund Inc.         27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28         Western Asset Managed Municipals Fund Inc.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Managed Municipals Fund Inc. was held on September 21, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors*

Name	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares Voted For Election	Preferred Shares Withheld
Paolo M. Cucchi	N/A	N/A	9,726	23
Carol L. Colman	40,871,545	551,225	9,726	23
R. Jay Gerken	40,879,980	542,790	9,726	23
Leslie H. Gelb	40,828,963	593,807	9,725	24

*	The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Daniel P. Cronin, Robert A. Frankel, Paul Hardin, William R. Hutchinson and George M. Pavia.

Western Asset Managed Municipals Fund Inc.         29

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the

30         Western Asset Managed Municipals Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Western Asset Managed Municipals Fund Inc.         31

Western Asset Managed Municipals Fund Inc.

DIRECTORS

Carol L. Colman

Dwight B. Crane

Daniel P. Cronin

Paolo M. Cucchi

Robert A. Frankel

Leslie H. Gelb

R. Jay Gerken, CFA
    Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

Riordan Roett*

Jeswald W. Salacuse*

* Effective as of January 1, 2007

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISER

Western Asset
Management Company

TRANSFER AGENT

American Stock Transfer &
Trust Company

59 Maiden Lane

New York, New York 10038

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of the Western Asset Managed Municipals Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

WAS04001 1/07	SR06-225

Western Asset Managed Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1 (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906.CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date: February 7, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Managed Municipals Fund Inc.

Date: February 7, 2007